CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Michael W. Fink, Chief Financial Officer of SYS (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1.            The Quarterly Report on Form 10-QSB/A of the Registrant for the period ended December 28, 2002 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 19, 2003                                             By:       /s/  Michael W. Fink
                                                                                          Michael W. Fink
                                                                                          Chief Financial Officer